SUP-0125-1126

AB INFLATION STRATEGIES

-AB All Market Real Return Portfolio (the “Fund”)

Class A (Ticker: AMTAX); Class C (Ticker: ACMTX); Advisor Class (Ticker: AMTYX);

Class Z (Ticker: AMTZX); Class 1 (Ticker: AMTOX)

Supplement dated November 6, 2026 to the Fund’s Prospectus and Summary Prospectus (the “Prospectuses”) dated January 31, 2026, as amended.

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At a meeting held on November 3-5, 2026, AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”), recommended, and the Fund’s Board of Directors approved, certain changes to the Fund, including changes to the Fund’s name, principal investment strategies and primary benchmark. These changes will be effective on or about January 29, 2027.

Name Change

The Fund’s name will be changed to “AB Real Return Portfolio”.

Changes in Principal Strategies

The disclosure under “Principal Strategies” will be deleted in its entirety and replaced with the following:

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation.

The Fund pursues its investment objective by investing principally in inflation sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes to be resilient to rising inflation environments (“inflation sensitive equities”). The Adviser identifies inflation sensitive equities by systemically screening securities eligible for inclusion in the MSCI World Index based on factors such as quality (return on equity), value (enterprise value/free cash flow), momentum, revision size (consensus earnings change), and other signals. The Fund expects to use derivatives, including inflation (CPI) swaps, which are used to raise or lower the overall sensitivity of inflation sensitive equities and the Fund to changes in expected inflation.

In addition, in seeking to maximize real return, the Fund may also invest in other instruments, the value of which, in the judgment of the Adviser, are affected directly or indirectly by the level of inflation and changes in the rate of inflation, including: commodities, commodity-related equity securities, real estate equity securities, infrastructure equity securities, and other thematic equity securities. The Fund may vary its investment allocations among these asset classes, at times significantly. The Fund’s commodities investments will include exposure to energy, agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ expected returns, risks, and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as total return swaps, equity index futures, or commodity futures.

The Fund invests in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities, although it may hedge the exposure under certain circumstances.

In addition to inflation swaps, the Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects to seek exposure to commodities and commodity-related instruments and derivatives primarily through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Change in Primary Benchmark

The Fund’s current primary benchmark, the MSCI All Country World Index (net), will be replaced by the MSCI World Index.

The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,249 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0125-1126

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